Exhibit 99.1

Repositioning Lumen for Stabilization and Growth JUNE 5, 2023

Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying and automating our service support systems, attaining our Quantum Fiber buildout goals, strengthening our relationships with customers and attaining projected cost savings; our ability to safeguard our network, and to avoid the adverse impact of cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards, broadband deployment, data protection, privacy and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt repayments, pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; changes in customer demand for our products and services, including increased demand for high-speed data transmission services; our ability to successfully maintain the quality and profitability of our existing product and service offerings, to introduce profitable new offerings on a timely and cost-effective basis and to transition customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our deleveraging and buildout strategies; our ability to successfully and timely consummate the pending divestiture of our European, Middle Eastern and African business, to successfully and timely realize the anticipated benefits from that divestiture and our divestitures completed in 2022, and to successfully operate and transform our retained business after such divestitures; changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact; the negative impact of increases in the costs of our pension, healthcare, post-employment or other benefits, including those caused by changes in markets, interest rates, mortality rates, demographics or regulations; the potential negative impact of customer complaints, government investigations, security breaches or service outages impacting us or our industry; adverse changes in our access to credit markets on favorable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets, debt covenant restrictions or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords and financial institutions; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits and other items on favorable terms; our ability to meet evolving environmental, social and governance (“ESG”) expectations and benchmarks, and effectively communicate and implement our ESG strategies; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use or renew intellectual property used to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, pension, healthcare or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from recently enacted legislation promoting broadband development; our ability to use our net operating loss carryforwards in the amounts projected; the effects of changes in accounting policies, practices or assumptions, including changes that could potentially require additional future impairment charges; continuing uncertainties regarding the impact that COVID 19 and its aftermath could have on our business, operations, cash flows and corporate initiatives; the effects of adverse weather, terrorism, epidemics, pandemics, rioting, vandalism, societal unrest, or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates and inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic or geopolitical conditions; and other risks referenced from time to time in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, regulatory, technological, industry, competitive, economic and market conditions, and our related assumptions, as of such date. We may change our intentions, strategies or plans without notice at any time and for any reason. 1

Non-GAAP Measures This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, adjusted EBITDA margin, net debt, net-debt-to-adjusted-EBITDA and free cash flow, each excluding the effects of special items, and adjustments to GAAP and other non-GAAP measures to exclude the effect of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures and additional non-GAAP historical financial measures that may be discussed during the presentation, along with further descriptions of non-GAAP financial measures, are available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Lumen may present or calculate its non-GAAP measures differently from other companies. Description of Non-GAAP Metrics Pursuant to Regulation G, the company is hereby providing definitions of non-GAAP financial metrics We use the term Special Items as a non-GAAP measure to describe items that impacted a period’s statement of operations for which investors may want to give special consideration due to their magnitude, nature or both. We do not call these items non-recurring because, while some are infrequent, others may recur in future periods. Adjusted EBITDA ($) is defined as net income (loss) from the Statements of Operations before income tax (expense) benefit, total other income (expense), depreciation and amortization, stock-based compensation expense and impairments. Adjusted EBITDA Margin (%) is defined as Adjusted EBITDA divided by total revenue. Free Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures as disclosed in the Statements of Cash Flows. Management believes that Free Cash Flow is a relevant metric to provide to investors, as it is an indicator of our ability to generate cash to service our debt. Free Cash Flow excludes cash used for acquisitions, principal repayments and the impact of exchange rate changes on cash and cash equivalents balances. Net Debt is defined as total long-term debt, excluding unamortized discounts, premiums and other, net and unamortized debt issuance costs, minus cash and cash equivalents. Net Debt to LTM Adjusted EBITDA is defined as Net Debt, divided by Adjusted EBITDA derived over the last twelve-month period. See the company’s above-referenced website for additional information about the company’s use of non-GAAP metrics, including certain limitations on their use. We have not provided a reconciliation for our non-GAAP Adjusted EBITDA and Free Cash Flow forecast because the forecast is related to events that have not occurred and we believe it would be unreasonable and burdensome to do so. 2

Repositioning Lumen for Stabilization and Growth KATE JOHNSON President & CEO 3

Principled Monetizing irreplaceable assets Approach to Reposition Lumen for Making Intentional Investments aligned to Stabilization growth markets, mindful of efficiency and cash and Growth Leveraging Experienced Team to deliver on transformation Driving Financial Outcomes through material improvements 4

Fast Start, Reallocated capital from dividend to fund Lumen’s future Gaining Momentum Implemented new mission, strategy, and priorities with new executive leadership Launched execution of plan to win in the digital era Saved 400K people hours of low-value-add work to be re-deployed to maximize impact Executed debt exchange to reduce debt by $630M 5

We See a Relevant US business Telco market sizes (in $B) Growing $135 Market +5% Product Market CAGR Opportunity $115 Edge1 25% SD-WAN 20% Security2 15% Optical Services3 10% VoIP & UC&C 5% IP-DIA 3% Other Connectivity4 1% VPN Data Networks5 (5%) Voice6 (15%) 1.Edge Managed Services & Edge Network Services. 2023 2026 2. Managed Security & SASE. 3. Dark Fiber & Wavelengths. 4. Business broadband & Ethernet. 5. IP / VPN MPLS, ATM / Frame, & Managed Network Services. 6. Excluding VoIP (sized separately). Sources: Analysys Mason, Data Bridge, Frost & Sullivan, Gartner, GlobalData, Grand View Research, IDC, VSG. 6

Increasing Managed Demand for Security Global cybercrime costs increased 4x+ since 2015 Lumen’s Secure, Fast Connectivity Generative Artificial Intelligence Gen AI and hybrid cloud increasing compute demand Edge Cloud Internet of Things driving bandwidth from Edge Network Cloudification Network-as-a-Service SAM1 $25-35B by 2027 1. Serviceable addressable market. Sources: Analysys Mason, CNBC, Cybersecurity Ventures, McAfee, Tirias Research. 7

Recreating Lumen's Existing Fiber Network Could Cost Up to $150B



FIBER COUNT — 432-864 — 217-432 — < 217 — ● On-net market

Better monetizing irreplaceable asset that is **newer, denser, offers better coverage, and is cheaper to build**

STATE-OF-THE-ART FIBER

BROAD COVERAGE

UNMATCHED ROUTE DIVERSITY & SCALABILITY

8

Strategic Plan for Growth Secure the Base Drive Commercial Innovate for Growth Excellence 9

Change Initiatives 2023 2027 Expected to Yield Better Revenue $14.2B $14.8B Financial Outcomes Adjusted EBITDA $4.7B $5.3B Free Cash Flow $0M – $200M $300M – $500M Net Leverage¹ 4.2x 3.3x Note: All outlook periods not shown as “incl. EMEA” exclude financial impacts from the pending sale of Lumen’s EMEA business. Midpoints of guidance ranges shown for revenue and EBITDA. 1. Net Leverage is a ratio of Net Debt to LTM Adjusted EBITDA. 10

Today’s Agenda AS H L E Y H AYN E S GAS P AR Secure the Base J AY B AR R OW S Business Drive Commercial Excellence S H AM C H OT AI & AN D R E W D U GAN Innovate for Growth M AX IN E M OR EAU Expand Mass Markets C H R IS S T AN S B U R Y Financial Outlook 11

1 Secure the Base Re-invest in high impact initiatives Focus on customer experience & lifetime value Re-imagine partnerships 2 Drive Commercial Excellence 3 Innovate for Growth 4 Expand Mass Markets ASHLEY HAYNES-GASPAR 5 Financial Outlook EVP & Customer Experience Officer, Wholesale and International 12

SECURE THE BASE

Re-focusing Spend on High Impact Programs

We've implemented clean sheet budgeting…

…begun aggressive cost re-allocation to higher priority initiatives…

- Eliminated ~100 low-value-added processes (~60 more since Q1'23 earnings)

…and plan to continue rationalizing costs

~400K

annualized people-hour savings identified for re-allocation (+280K since Q1 23 earnings)

13

LUMEN

S E C U R E T H E B AS E Re-investing in CX to Increase Retention 90% We are improving customer experience by reducing complexity… reduction in order validation time in pilot …and by increasing Customer Success investments in priority areas… 15% Enables us to protect, nurture, grow relationships in industry with high Customer increase in CS team Acquisition Costs (CAC) investment 5% …driving gains in customer satisfaction, correlating to higher spend spend when customer satisfaction improves1 14 1. Increase in customer spend when customer moves up in satisfaction rating cohort (e.g., improving from “satisfied” to “very satisfied”); based on 2021-2022 spending trends.

SECURE THE BASE

Proactively Driving Customer Retention and Lifetime Value with VPN and Voice Migration

SASE[1] and SD-WAN[2] are value-enhancing alternatives to VPN

- VPN market declining by ~5%, while SASE[1] and SD-WAN[2] are growing ~20% annually
- Competitively advantaged by delivering a fully integrated experience

Voice market trends make emphasis on migration imperative

- Voice market declining by ~15%, while VoIP[4] and UC&C[5] are growing ~5% annually
- Uniquely advantaged product, bundling network and services with leading platforms

~3.4x
CLV[3] for SASE + IP vs. VPN only

~1.8x
CLV[3] for VoIP[4]/UC&C[5] vs. voice only

~$180M
incremental revenue opportunity in next 3-4 years

1. Secure Access Service Edge.
2. Software-Defined Wide Area Network.
3. Customer Lifetime Value.
4. Voice over Internet Protocol.
5. Unified Communications & Collaboration.

15

LUMEN

S E C U R E T H E B AS E Migrated Customer to Next-Gen Solution, Deepening Relationship Voice Migration Example Customer’s scale and needs made them an ideal fit for migration Large, international energy company that had outgrown their legacy voice products 2.4x increase in customer’s Chose us for the strength of our UC&C1 solution, offering: monthly voice revenue One-stop-shop for voice and networking needs Flexible technical solution and Microsoft partnership Migration benefited customer and strengthened our relationship Improved end user experience, speed to deployment, and ROI of Teams investment 16 1. Unified communications & collaboration.

S E C U R E T H E B AS E Our partnering approach has radically improved Better go-to-market alignment with partners Partners Accelerating funnel expansion and improving targeting through teaming Make More Possible 17

1 Secure the Base 2 Drive Commercial Excellence Monetize existing products Optimize sales and channel Increase focus on priority markets 3 Innovate for Growth 4 Expand Mass Markets 5 Financial Outlook JAY BARROWS EVP, Enterprise Sales and Public Sector 18

DRIVE COMMERCIAL EXCELLENCE

Driving Revenue Shift to Grow Category

← Market →

Business Product Category	Strategy to Maximize Cash Flow	Products Included *(Non-exhaustive)*	CLV[1]	2023 Revenue Mix[2]	2027 Revenue Mix[2]	3-Yr CAGR[3]
GROW	Prioritize growth to: • Future-proof company • Increase CLV potential	VoIP / UC&C, SASE, SD-WAN, IP, Waves, Managed Security	**~10x**	**41%**	**59%**	**~8%**
NURTURE	Maintain customer spend and loyalty	VPN Data Networks, Ethernet	~3x	33%	22%	~(3%)
HARVEST	Migrate to Grow to pre-empt churn	Legacy Voice, Managed Hosting, Private Line	1x	18%	11%	~(4%)

Note: Percentages in projections columns do not add up to 100% due to exclusion of "other" category.
1. Customer Lifetime Value, relative to Harvest category.
2. Enterprise channel projected revenue excludes financial impacts from the pending sale of Lumen's EMEA business.
3. Projected FY23-FY26 CAGR.

19

LUMEN

D R I V E C O M M E R C I AL E X C E L L E N C E Monetizing Underutilized Products We are commercializing our security capabilities… 4 …overhauling how we take Edge to market to drive adoption… new products monetized with Rapid Threat Defense …making early moves to win Network-as-a-Service… $25-35B NaaS1 addressable market in next few years …and refining our IP, Waves, and Dark Fiber sales engine 1. Network-as-a-Service. 20 Source: Analysys Mason.

DRIVE COMMERCIAL EXCELLENCE

Refocused Sales Efforts on Grow Category

We have increased sales team capacity to enable more time selling…

- Shifting smaller accounts to Customer Success, increasing time spent on cross- and up-selling
- Re-focusing sales time to focus on Grow product category

…and overhauled our incentive structure to drive focus on Grow

- Quotas and compensation multipliers to incentivize Grow products

>20%

QoQ increase in Enterprise Grow product category funnel adds[1]

1. Q1'23 versus Q4'22 Grow funnel adds for Enterprise channels.

21

LUMEN

DRIVE COMMERCIAL EXCELLENCE

Increasing Focus on Growth in Enterprise…

Investing to enhance strategic sales in Large Enterprise

- Continues to be a mission-critical market for success
- Increased capacity and focused sales efforts to drive Grow products

Augmenting sales force to win new Mid-Market logos

- Ring-fenced and expanding Mid-Market team
- Investing in deeper channel and alliance partnerships

Widening our Public Sector funnel

- Tailored security offerings to help meet Zero Trust Mandate
- Helping USDA transform from legacy infrastructure to leading Lumen products

…Enabled by a modernized technology stack, AI, analytics, and an optimized sales engine

…and Already Impacting Sales

~5%

QoQ increase in Large Enterprise closed sales for Grow products[1]

~30%

QoQ higher sales value in Mid-Market new logos[1]

~8%

QoQ increase in Public Sector Grow products total revenue[1]

1. Q1'23 versus Q4'22.

22

LUMEN

DRIVE COMMERCIAL EXCELLENCE

Solving Digital Challenges

HUITT ZOLLARS

HZ sought to improve its WAN environment to meet client needs

- Needed extensive network visibility and trusted security compliance given federal clients

Delivered integrated value proposition with rigor

- DIA and SASE, integrated with Rapid Threat Defense, built in collaboration with Fortinet

~3x

increase in 'Grow' products sold, significantly increasing MRR[1]

2

five-star customer ratings on delivery experience[2]

23

1. Change in HZ products sold (e.g., SASE, DIA, EBAS) after migration vs. historical (e.g., DIA).
2. Five-star ratings received from HZ during the sales and deployment process.

LUMEN

1 Secure the Base 2 Drive Commercial Excellence 3 Innovate for Growth SHAM CHOTAI EVP, Product & Technology Digitize by simplifying IT architecture Expand security offerings and fiber network Cloudify the network 4 Expand Mass Markets 5 Financial Outlook ANDREW DUGAN EVP & Chief Technology Officer 24

I N N O V AT E F O R G R O W T H Digitize to Enable Growth Decommission 70% of user- Rationalize 12 legacy data facing IT-owned systems warehouses by simplifying architecture (from 170 into single modern cloud-based platform, user-facing IT-owned systems to 50) enabling democratized data access $100M annualized run-rate savings expected in next few years Automate processes and utilize Simplify product offerings cloud-native infrastructure to reduce product support required to take cost out 25

I N N O V AT E F O R G R O W T H Improving Customer, Partner, and Employee Journeys Drive sales productivity by equipping sales with a Next Best Action tool leveraging behavioral data Decrease time-to-quote for solutions by improving tooling and workflow automation $50M Increase operational reliability with order visibility tied to clear communications annualized EBITDA uplift expected in next few years and better data management Reduce cost to serve with an intuitive self-serve customer portal Reduce support requests (e.g. calls and chats) with simplified customer billing experiences 26

I N N O V AT E F O R G R O W T H Driving Innovation in Security with Leading Network Rapid Threat Defense Automated threat detection and response by Black Lotus Labs® $180B We are innovating in security by leveraging our expansive, increasing, cybersecurity market with next-generation fiber network 10% projected CAGR1 …with experts using AI …to provide an …that we continue to and machine learning unparalleled view of integrate and commercialize to identify threats… threat landscape… across products 28 1. CAGR across 2023 2028. Source: Gartner, IDC, Statista

INNOVATE FOR GROWTH

Monetizing Our Unique and Powerful Fiber Network

Investing in the newest generation fiber...

Lumen Intercity Fiber Network – North America



FIBER COUNT — 432-864 — 217-432 — < 217 ● On-net market

...and driving performance

~60%

more capacity

~25%

less optical loss[1]

...vs. competitors

...at a lower build cost

6M intercity fiber miles deployed plus an additional 6M to come

Conduit advantage enables Lumen to build more cheaply

1. ~25% less fiber optic loss per km; less loss translates to less frequent need for fiber optic signal regeneration, decreasing equipment costs; figure is based on a comparison to vintage 2000 fiber (decrease from .22 db/km loss to.17 db/km).

28

LUMEN

INNOVATE FOR GROWTH

Largest 400G Wavelength Network Satisfies Need for Higher Bandwidth

Expansion enables better support of growing customer bandwidth needs and positions us to increase share

Lumen 400G Wavelength Network – North America


Seattle
Spokane
Yakima
Missoula
Helena
Portland
Bozeman
Billings
Boise
Bandon
Minneapolis
Milwaukee
Madison
Chicago
Omaha
Des Moines
Cheyenne
Salt Lake City
Reno
Sacramento
Denver
Grand Junction
Colorado Springs
Topeka
Kansas City
Wichita
San Francisco
Modesto
San Jose
San Luis Obispo
Las Vegas
Albuquerque
San Bernadino
Los Angeles
Phoenix
San Diego
Tucson
El Paso
Tulsa
Little Rock
Memphis
Fort Worth
Dallas
Austin
San Antonio
Houston
Laredo
Corpus Christi
McAllen
Detroit
Buffalo
Albany
Boston
South Bend
Cleveland
Akron
Columbus
Pittsburgh
Harrisburg
Stamford
New Haven
Newark
New York
Philadelphia
Indianapolis
St. Louis
Cincinnati
Louisville
Ashburn
Baltimore
Washington, D.C.
Richmond
Norfolk
Nashville
Raleigh
Charlotte
Birmingham
Atlanta
Mobile
Tallahassee
Pensacola
Baton Rouge
New Orleans
Jacksonville
Orlando
Tampa
Miami
400G Waves location
Lumen 400G network

~$25M

annualized revenue
~6 months post-launch

240+

data centers enabled

LUMEN

29

INNOVATE FOR GROWTH

Customer Views on Network Solutions:

Hard to buy

Hard to manage

Hard to use

Lumen's NaaS Will Deliver Step-Change Improvement

We talked to ~1,000 customers to ensure our NaaS fits their needs

Activate new features in a few clicks

- >25% of customers surveyed want quicker provisioning

Easily scale capacity up / down

- >20% need to scale capacity up / down
- >20% find expensive to scale capacity up / down

Self-manage network through digital portal

- >30% prefer managing network online vs. sales representative
- >30% prefer self-management vs. a representative

Enjoy highly reliable and secure connectivity

- >40% would want improved quality of service and reliability
- >45% look for improved security

30

Source: Network Connectivity Buyer Survey (n=~1000 target customers).

LUMEN

INNOVATE FOR GROWTH

NaaS Presents Significant Upside that Lumen Is Positioned Well to Win

NaaS[1] is a game-changing market opportunity…

Est. SAM[2] across Mid-Market and Large Enterprise channels


~20%
$10-15B
49%
51%
$25-35B
49%
51%
2022
2027
Mid-Market
Large Enterprise

…that Lumen is uniquely positioned to win given:

- Owned and high-performing fiber network
- Large install base of customers
- Ability to build integrated software solutions
- Strong digital experience delivery

Note: Small businesses not included in market sizing exercise; Mid-Market = 50 to 249 FTEs, Large Enterprise = 250+ FTEs.
1. Network-as-a-Service.
2. Serviceable Addressable Market.
Source: Analysys Mason.

31

LUMEN

1 Secure the Base 2 Drive Commercial Excellence 3 Innovate for Growth 4 Expand Mass Markets Expand fiber footprint Streamline operating model Increase fiber penetration 5 Financial Outlook MAXINE MOREAU President, Mass Markets 32

EXPAND MASS MARKETS

Ramping Fiber Build to Recapture Market Share

Quantum Fiber builds ('22-'23E)

enabled locations


3.1M
0.1M
0.4M+
3.6M+
YE22 Fiber Enablement
1Q23 Fiber Builds
Planned Remaining 2023 Builds
YE23 Fiber Enablement

5-7M
additional fiber locations planned to hit 8-10M target

~$1K-$1.5K
average cost to enable per fiber location

40%+
long-term penetration of fiber locations

33

LUMEN

EXPAND MASS MARKETS

Streamlining Operating Model and Go to Market to Improve Execution

Streamlined to build more quickly and efficiently

Changed GTM and ops organization models

Increasing Quantum Fiber marketing spend

...and Seeing Early Signs of Progress

~90%
planning yields on new fiber builds, up from as low as 10% in 2022

~25%
improvement in fiber-enabled locations QoQ[1]

+85%
planned marketing spend YoY in 2023

34

1. Q1'23 versus Q4'22

LUMEN

EXPAND MASS MARKETS

Driving Increased Penetration and ARPU Growth

Strategically selecting expansion markets…

- Unleashing **gig** and **multi-gig speed** internet in more than **18 cities** nationwide
- Focusing on **existing urban / suburban markets**

…offering simplified, high-value products to retake share…

- **Fully digital, subscription-based prepaid billing**
- **$75/mo. intake ARPU** for symmetrical 1Gbps and no hidden price increases

…and faster speeds and solutions to drive ARPU

- **8Gig service is >40x faster** than average U.S. download speeds
- **360 Wi-Fi**[1] enables real-time diagnostics and enterprise-grade security

+125k
fiber net adds expected in 2023

>+60
average NPS score on Quantum Fiber

~$60
Q1 23 Fiber Broadband ARPU

1. Lumen-branded Wi-Fi.

35

LUMEN

E X P AN D M AS S M AR K E T S Generating Positive Future Results for Mass Markets Plan to ramp annual fiber build pacing to 1 million …results in return to growth on key financial metrics locations by 2025… Total fiber-enabled units by year1 (M) 8% 9% 3% (2%) 4% (3%) 3% 7.4 (1%) 6.4 (7%) (5%) 5.4 2023 2024 2025 2026 2027 4.4 3.6 Mass Market Broadband Revenue YoY Chg. Mass Markets Total Revenue YoY Chg. Broadband Metrics 2023 2024 2025 2026 2027 Fiber Subscriber Net 125K 225K 350K 425K 450K Adds Total Subscriber Net 2023 2024 2025 2026 2027 (175K) (50K) 100K 225K 250K Adds Fiber Penetration1 26% 27% 28% 31% 32% Note: All Mass Markets outlook projections exclude potential impacts of the Broadband Equity Access and 36 Deployment (BEAD) program. 1. Assumed at end of year.

1 Secure the Base 2 Drive Commercial Excellence 3 Innovate for Growth 4 Expand Mass Markets 5 Financial Outlook Business and Mass Markets Revenue Adj. EBITDA, Capex, and Free Cash Flow Leverage CHRIS STANSBURY EVP & CFO 37

FINANCIAL OUTLOOK

Expect Revenue and Adj. EBITDA Growth in 2025

Revenue and Adj. EBITDA Growth


15%
10%
5%
0%
-5%
-10%
-15%
2023
2024
2025
2026
2027
Revenue growth %
Adj. EBITDA growth %

Improving sales capacity, accelerating new customer acquisition and increasing penetration

Migrating customers to go-forward technology solutions while reducing churn and improving CX

Cost optimization and right sizing business through simplification and resource reallocation

Significant Quantum Fiber investment to drive shareholder value

Monetizing Security, Edge and NaaS

Digital Enterprise with scalable Service Delivery and Operations

No significant debt maturities until 2027

38

Note: All outlook periods exclude financial impacts from the pending sale of Lumen's EMEA business.

LUMEN

F I N AN C I AL O U T L O O K Business: Stable Margin Profile as Product Mix Evolves Total Business Revenue Business Revenue Mix Enterprise 2023 Channels Wholesale Total Business Direct Margin1 Grow 41% 32% $4.2B 82% Nurture 33% 27% $3.4B 66% $11.1B 38% Harvest 18% 41% $2.7B 81% 2023 Other 8% 1% $0.7B 22% Total Business 71% 29% $11.1B 73% 2027 Grow 59% 34% $6.2B 78% Nurture 22% 29% $2.8B 65% $11.7B 53% Harvest 11% 36% $2.0B 83% 2027 Other 8% 1% $0.7B 22% Total Business 77% 23% $11.7B 73% YoY% Growth 4% -3% 3% Grow Nurture Harvest Other 4-year CAGR 3% -4% 1% Note: All outlook periods exclude financial impacts from the pending sale of Lumen’s EMEA business. 39 1. Direct margin is defined as revenue less variable and fixed costs directly associated with the provision of services and products to customers. Direct costs would include, but are not limited to: direct labor and materials/goods, direct taxes and fees, incremental third-party costs that can be attributed to a specific customer, and certain fixed costs.

F I N AN C I AL O U T L O O K Business Segment Outlook Revenue and Adjusted EBITDA expected to stabilize in 2024 and grow thereafter Revenue Adj. EBITDA Capex Adj. EBITDA Capex3 2023 2024 2025 2026 2027 2023 2024 2025 2026 2027 2023 2024 2025 2026 2027 2023 2024 2025 2026 2027 Financial Metric1 2023 incl. EMEA2 2023 2024 2025 2026 2027 Revenue $11.5B $11.8B $10.9B $11.2B $10.8B $11.1B $11.0B $11.3B $11.1B $11.7B $11.2B $12.2B Adjusted EBITDA $7.4B $7.6B $7.0B $7.2B $6.9B $7.1B $6.9B $7.1B $7.0B $7.4B $7.0B $7.8B Capital Expenditures $1.3B $1.5B $1.2B $1.4B $1.1B $1.3B $1.2B $1.4B $1.3B $1.5B $1.3B $1.5B Adjusted EBITDA Capex3 $6.1B $5.8B $5.8B $5.7B $5.8B $6.0B Adjusted EBITDA Capex/Revenue3 52% 52% 52% 51% 51% 51% Note: All outlook periods not shown as “incl. EMEA” exclude financial impacts from the pending sale of Lumen’s EMEA business. 1. Projections exclude unallocated corporate/other costs of $3.9B $4.3B and capital expenditures of $0.4B $0.6B. 40 2. Assumes a full-year financial contribution of Lumen’s EMEA business. 3. Assumes mid-point of outlook metrics.

F I N AN C I AL O U T L O O K Mass Markets Segment Outlook High margins in fiber unit economics as program scales Revenue Adj. EBITDA Capex Adj. EBITDA Capex2 2023 2024 2025 2026 2027 2023 2024 2025 2026 2027 2023 2024 2025 2026 2027 2023 2024 2025 2026 2027 Financial Metric1 2023 2024 2025 2026 2027 Revenue $3.0B $3.2B $2.8B $3.0B $2.8B $3.0B $2.9B $3.1B $2.9B $3.2B Adjusted EBITDA $1.6B $1.8B $1.5B $1.7B $1.5B $1.7B $1.6B $1.8B $1.7B $2.0B Capital Expenditures $0.8B $1.0B $1.0B $1.4B $1.2B $1.7B $1.2B $1.7B $1.2B $1.8B Quantum Enablement Capex $0.6B $0.7B $0.8B $1.1B $1.0B $1.5B $1.0B $1.5B $1.0B $1.5B Adjusted EBITDA Capex2 $0.8B $0.4B $0.2B $0.3B $0.4B Adjusted EBITDA Capex/Revenue2 24% 14% 5% 9% 14% Note: All Mass Markets outlook projections exclude potential impacts of the Broadband Equity Access and Deployment (BEAD) program. 41 1. Projections exclude unallocated corporate/other costs of $3.9B $4.3B and capital expenditures of $0.4B $0.6B. 2. Assumes mid-point of outlook metrics.

F I N AN C I AL O U T L O O K Quantum Fiber Investment Drives Long-Term Value Once scale is achieved, cash flow generation expected to be material Quantum Economics $3B Anticipated Capex reduction of $1B per year after investment phase $2B 54% 55% 52% 53% 48% $1B Growth in penetration coupled with tapering Capex drives material change in cash trajectory $0B (13%) -$1B (40%) Quantum Fiber markets have high barriers to entry and sustainable penetration opportunity -$2B (84%) (82%) -$3B (87%) 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Creates long term enterprise value with substantial Revenue Adj. EBITDA Capex Adj. EBITDA Capex Adj. EBITDA Capex % Rev operating leverage 42 Note: All Mass Markets outlook projections exclude potential impacts of the Broadband Equity Access and Deployment (BEAD) program. Projections exclude unallocated corporate/other costs.

F I N AN C I AL O U T L O O K Lumen Consolidated Outlook Investing to return to growth while maintaining positive Free Cash Flow 1 Revenue Adj. EBITDA Capex Free Cash Flow2 36% 33% 2023 2024 2025 2026 2027 2023 2023 2024 2024 2025 2025 2026 2026 2027 2027 2023 2024 2025 2026 2027 2023 2024 2025 2026 2027 Financial Metric 2023 incl. EMEA3 2023 2024 2025 2026 2027 Revenue $14.5B $15.0B $13.9B $14.4B $13.6B $14.1B $13.8B $14.3B $14.0B $14.7B $14.1B $15.5B Adjusted EBITDA $4.6B $4.8B $4.5B $4.8B $4.3B $4.6B $4.4B $4.7B $4.6B $5.1B $4.8B $5.8B Capital Expenditures $2.9B $3.1B $2.7B $3.0B $2.6B $3.1B $2.8B $3.4B $2.9B $3.6B $2.9B $3.7B Free Cash Flow2 $0M $200M $0M $200M $0M $200M $100M $300M $100M $300M $300M $500M Note: All outlook periods not shown as “incl. EMEA” exclude financial impacts from the pending sale of Lumen’s EMEA business. 1. Assumes mid-point of outlook metrics. 2. Assumes (a) $1.5bn of after-tax proceeds from the sale of Lumen’s EMEA business are used to pay down debt, (b) includes discretionary pension payments through the forecast period, and (c) 2027 debt 43 maturities are refinanced at approximately 11%. 3. Assumes a full-year financial contribution of Lumen’s EMEA business.

F I N AN C I AL O U T L O O K Leverage Reduces Over Time Manageable debt maturities with stability Lumen Maturity Profile (in billions) Leverage Outlook $9.4 5.4 4.2x 4.4x 5.2 4.0x 4.2x 5 3.9x 4.0x 4.8 3.6x 3.8x 4.6 $3.1 $3.4 3.6x 3.3x $1.6 $1.5 4.4 3.4x $0.1 $0.1 $0.1 $0.5 4.2 3.2x 4 3.0x 2023 2024 2025 2026 2027 2028 2029 2030 2023 2024 3 2025 2026 2027 2 incl. EMEA 4 Debt Maturities1 Est. Debt Paid by EMEA Proceeds Adj. EBITDA Net Debt to LTM Adj. EBITDA No meaningful maturities until 2027 post-EMEA close Expect return to growth to drive more attractive refinancing rates Note: All outlook periods not shown as “incl. EMEA” exclude financial impacts from the pending sale of Lumen’s EMEA business. 1. Maturities exclude finance lease obligations and supplier finance obligations. 2. Assumes a full-year financial contribution of Lumen’s EMEA business. 44 3. Assumes approximately $1.5bn of cash proceeds from the pending sale of the EMEA business. 4. Assumes mid-point of outlook metrics.

F I N AN C I AL O U T L O O K Financial Recap Initiatives give us Cost optimization and Ample fuel to fund confidence in revenue simplification supports Adj. investments necessary for growth EBITDA expansion turnaround 45

Principled Monetizing irreplaceable assets Approach to Reposition Lumen for Making Intentional Investments aligned to Stabilization growth markets, mindful of efficiency and cash and Growth Leveraging Experienced Team to deliver on transformation Driving Financial Outcomes through material improvements 46